UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2007
INVERNESS MEDICAL INNOVATIONS, INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1 Underwriting Agreement dated November 14, 2007
EX-5.1 Opinion of Goodwin Procter LLP regarding the legality of the shares offered

Item 1.01. Entry Into a Material Definitive Agreement.
     On November 14, 2007, Inverness Medical Innovations, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with UBS Securities LLC, Jefferies & Company, Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (collectively, the “Underwriters”). The Underwriting Agreement provides for the sale by Inverness of 11,834,302 shares of its common stock at a price to the Underwriters of approximately $59.184 per share (the “Offering”), a 3.75% discount off of the price to the public of $61.49 per share. The Underwriting Agreement also provides for the sale by certain selling stockholders of 165,698 shares to the Underwriters in the Offering. Inverness also granted the Underwriters an option to purchase up to 1,800,000 additional shares solely to cover over-allotments, if any. The Offering is expected to close on November 20, 2007, subject to customary closing conditions.
     Inverness has agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute payments that the Underwriters may be required to make in respect of these liabilities.
     The shares are being offered pursuant to a prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, in connection with an offering pursuant to Inverness’ shelf registration statement on Form S-3 (Registration No. 333-138919) (the “Registration Statement”).
     The Underwriting Agreement is filed as Exhibit 1.1 to this current report on Form 8-K and is incorporated by reference in its entirety into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated November 14, 2007

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: November 16, 2007	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated November 14, 2007

5.1	Opinion of Goodwin Procter LLP regarding the legality of the shares offered

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)